                                                                   Exhibit 10.8


                             MASTER CAPACITY LEASE



          This lease is entered into on the 22 day of July, 1996, by and between Interstate FiberNet, acting on its own behalf and on behalf of any other underlying provider of service identified on any Service Order (as defined in the next paragraph) as "Provider" ("Lessor"), and InterCel PCS Services, Inc.("Lessee"). Lessee desires to obtain nonswitched fiber optic transmission capacity and ancillary services as described below ("Service") from Lessor, and Lessor is willing to provide the Service pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, Lessee and Lessor hereby mutually agree as follows:

          SERVICE, TERMS AND RATES: Lessor agrees to provide and Lessee agrees to purchase the Service for the price(s) and subject to the terms and conditions set forth herein. Attached hereto and incorporated herein by reference are service descriptions (each referred to herein as a "Service Order") containing details applicable to the Service to be provided under this Lease. Additional Service Orders may be prepared by Lessee and Lessor from time to time and, subject to execution by Lessee and acceptance by Lessor, shall be binding upon Lessor and Lessee and shall be deemed a part of this Lease. Each Service Order shall describe a level of Service and the two points of presence ("POPs") of Lessor between which such Service is to be provided. Each Service Order shall also set forth the "Requested Service Date," the term of this Lease applicable thereto (the "Service Order Term"), the monthly charges ("Aggregate Monthly Charges") for the Service, and any other charges, including, but not limited to, installation, multiplexing, and other recurring and nonrecurring charges. Discounts and minimum charges, if any, applicable to the rates for the Service are each set forth in Schedule 1
                                                              ----------
attached hereto and incorporated by reference. It is the responsibility of the Lessee to obtain interconnection from Lessor's POPs described in each Service Order to Lessee's facility. Lessor shall not be responsible for delays in the provisioning of this interconnection and shall not postpone billing if this interconnection is not provided by the Requested Service Date contained in each Service Order. Lessee shall pay all Aggregate Monthly Charges billed by Lessor during any such period of delay.

INTERSTATE FIBERNET                 InterCel PCS Services, Inc.
                                    (Lessee's Corporate Name)

By: /s/ Douglas Shumate             By: /s/ Gowton Achaibar
   ----------------------------        ----------------------------
    (Authorized Representative)         (Authorized Representative)

Name:  Douglas Shumate              Name:  Gowton Achaibar
     --------------------------          --------------------------
     (Print)                             (Print)

Title: VP/CFO                       Title: V.P. Engineering
      -------------------------           -------------------------

Date: 7/22/96                       Date: 7/22/96
     --------------------------          --------------------------

Full Business Address:              Full Business Address:

P.O. Box 510                        1239 O. G. Skinner Drive
206 West 9th Street                 West Point, Georgia 31833
West Point, Georgia 31833           -------------------------------

                        Additional Terms and Conditions


          1. TERM: The Term of this Lease shall commence on June 1, 1996, ("Commencement Date"), and unless earlier terminated in accordance with
Section 3 hereof, shall continue until 12:01 A.M. on the third (3rd) anniversary
---------
of the Commencement Date (the "Initial Term"). This Lease shall be automatically extended for successive renewal terms of one (1) year each (each, a "Renewal Term") unless either party delivers written notice to the other party of its intent to terminate this Lease 90 days prior to the expiration of the Initial Term or any Renewal Term.

          2.  PAYMENT AND TAXES:

              2A. Lessee agrees to pay Lessor, due monthly in advance, commencing on the first day of the first month immediately following the Service Date (as defined below) and on the first day of each month thereafter (the "Due Date"), Aggregate Monthly Charges as set forth on each Service Order; provided,
                                                                      --------
however, that the first such payment under each Service Order shall be for the
-------
period from the Service Date through the end of the next full month and shall be due on the first day of the full month billed. (Example: a Service Order with Service Date of February 12 would first be billed on the March invoice for the period February 12 - March 31 with payment due March 1.) Installation and other nonrecurring charges contained under "Service Charges" on each Service Order shall be due with such first payment. "Service Date" shall mean the later of the Requested Service Date set forth in the applicable Service Order or the date on which Service under the applicable Service order first becomes available between Lessor's POPs but in no event shall the Service Date be more than 30 days after the Requested Service Date. If payment for any charges due hereunder is not received by Lessor within thirty (30) days after the first day of the relevant month, the balance due and unpaid shall thereafter be subject to a late payment charge on such delinquent amounts at the rate of 1-1/2% per month or the maximum lawful rate allowable under applicable law, whichever is lower.

              2B. Lessee shall also pay any applicable federal, state or local use, excise or sales taxes in connection with the Service furnished to Lessee pursuant hereto. Furthermore, Lessor and Lessee shall cooperate in taking all reasonable actions necessary to minimize, or to quality for exemptions from, any such taxes, duties or liabilities, including the furnishing of certifications that purchases by Lessee are for purposes of resale.

              2C. Lessee acknowledges and agrees that Lessor may change the Aggregate Monthly Charges applicable to any Service at any time after the expiration of the initial Service Order Term specified in the applicable Service Order upon thirty (30) days prior written notice to Lessee.

          3.  EARLY TERMINATION

              3A.   This Lease may be terminated by either party, at any time, without liability to the other party, upon ten (10) days prior written notice to the other party upon the occurrence of any of the following: (i) the failure of the non-terminating party generally to pay its debts as such debts become due, the admission by such party in writing of its inability to pay its debts as such debts become due, or the making by such party of any general assignment for the benefit of creditors; (ii) the commencement by the non-terminating party of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property; or (iii) the commencement of any case, proceeding or other action against the non-terminating party seeking to have any order for relief entered against such party as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of such party or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for such party or for all or any substantial part of the property of such party, and (I) such party shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding or action, or (II) such case, proceeding or action results in the entry of an order for relief which is not fully stayed within seven business days after the entry thereof, or (III) such case, proceeding, or action remains undismissed for a period of thirty (30) days or more or is dismissed or suspended only pursuant to Section 305 of the United States Bankruptcy Code or any corresponding provision of any future United States Bankruptcy law.

              3B. Upon thirty (30) days prior written notice, either party shall have the right, without liability to the other, to terminate this Lease as to any Service Order if any material rate or term contained herein and relevant to the Service covered by such Service Order is substantially changed (to the detriment of the terminating party) or is found to be unlawful or the relationship between the parties hereunder is found to be unlawful, in each case by order of the highest court of competent jurisdiction to which the matter is appealed, of the Federal Communications Commission ("FCC"), or of any other local, state or federal government authority of competent jurisdiction.

              3C. Lessee may cancel this Lease with respect to any Service Order for on-net circuits as detailed in Schedule 3, without being subject to any termination charge or other payment, by written notice of such cancellation given to Lessor not less than thirty (30) days prior to the date of such cancellation, if: (i) due to no fault of Lessee, Service between Lessor's POPs requested in such Service Order does not become first available on or before the thirtieth (30th) day following the Requested Service Date set forth in such Service Order; or (ii) the Service provided under this Lease with respect to such Service Order is the subject of a continuous interruption in excess of twelve (12) hours or a cumulative twenty-four (24) hours in a six month period excluding a force majeure interruption detailed in Section 10 below; (iii) the Service provided under this Lease with the respect to an individual circuit that experiences two or more interruptions within a forty-five (45) day period; or
(iv) the Service provided under this Agreement does not meet or exceed the Standards as defined in Section 8.
                        -------

          4. SUSPENSION OR EARLY TERMINATION OF SERVICE: When payment in full is not made by Lessee on or before any due date, Lessor, in its sole discretion, shall have the right if the Customer does not cure the non-payment, on or before the thirtieth (30th) calendar day after Lessor has given Lessee written notice of nonpayment, to do either of the following: to suspend temporarily Service to Lessee (either completely or only with respect to any affected Service Orders) until such time as Lessee has paid all arrearages, including any interest as specified herein, or to terminate Service (either completely or only with respect to any affected Service Orders). Further, the Service provided Lessee is subject to the condition that it not be used for any unlawful purpose or in any unlawful manner, and Service may be terminated or suspended by Lessor (either completely or only with respect to the affected Service Order(s)), at Lessor's option, if any such prohibited use occurs. During any such temporary suspension, and upon any such termination by Lessor, no Interruption (as defined in
Section 7) shall be deemed to occur for the purposes of Section 7 hereof.
---------                                               ---------

           5.  SYSTEM MAINTENANCE: Subject to the provisions of Section 7
                                                                ---------
hereof, Lessor represents that system maintenance normally will not result in Interruptions, and that in the event that system maintenance should require the Interruption of Service, to the extent reasonably possible, it shall be accomplished only after prior notification to Lessee and will be completed within a reasonable period of time.

          6. AUTOMATIC RENEWAL: Upon the expiration of the initial Service Order Term specified in each Service Order, or of any extension thereof, this Lease shall continue in effect with respect to the Service covered thereby on a month-to-month basis upon the same terms and conditions unless terminated by either party upon thirty (30) days prior written notice; provided, however, that
                                                         --------  -------
Lessor may change the Monthly Charges applicable thereto pursuant to Section 2C
                                                                     ----------
hereof.

           7. ALLOWANCE FOR INTERRUPTION OF SERVICE ON-NET CIRCUITS: An "Interruption" means any two (2) second interval with a complete interruption of transmission or a bit error rate worse than 1 X 10/-9/ for a particular communications path within a route between Lessor's two POPs as shown on a Service Order (a "Route"). In the event of an Interruption in the Service provided under this Lease, allowance for the period of Interruption with respect to each Route (under one or more Service Orders) affected by such Interruption, if not due to the fault or negligence of the Lessee, shall be as follows:

              7A. No credit shall be allowed for an interruption of six (6) hours or less in the case of a Catastrophic Interruption, or of two (2) hours or less in the case of a Non-Catastrophic Interruption. Lessee shall be credited for an Interruption in excess of six (6) hours or two (2) hours, as the case may be, at the rate of 1/1440 of the Aggregate Monthly Charges (as set forth under "Service Charges" in each Service Order) applicable to the Service which is subject to the Interruption for each half hour or major fraction thereof that an Interruption continues, such Interruption to be measured from (i) the time of notice by Lessee to Lessor that an Interruption has occurred to (ii) the time of restoration, an "Interruption Allowance". For purposes of the foregoing, "Catastrophic Interruption" includes a complete cable cut, an equipment enclosure fire, an explosion, or any other circumstance of an extraordinary and catastrophic nature, and "Non-Catastrophic Interruption" includes all Interruptions other than Catastrophic Interruptions. Lessor agrees to modify the Interruption Allowance for circuits provision on self-healing rings.

              7B. When Service provided for a Route (under one or more Service Orders) includes more than one communications path, the Interruption Allowance shall apply only to the path(s) interrupted.

              7C. An Interruption allowance shall not be applicable for any period during which Lessee fails to afford reasonable access to any facilities for the purpose of investigating and clearing troubles.

           8. WARRANTY LIMITATION OF LIABILITY: Lessor's liability arising out of delays in installation, commencement or restoration of the Service to be provided under this Lease or out of mistakes, accidents, omissions, interruptions, delays, errors or defects in transmission in the provision of Service hereunder shall in no event exceed the amount of the allowance, if any, available under Section 7 hereof. Without limiting the foregoing, Lessor shall
                ---------
have no obligation to provide alternative routing with respect to any Service provided pursuant to this lease. SUBJECT TO SECTION 7, IN NO EVENT SHALL LESSOR BE LIABLE TO THE LESSEE OR LESSEE'S CUSTOMERS OR CLIENTS OR TO ANY OTHER

PERSON, FIRM OR ENTITY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE, OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTION, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THIS LEASE OR THE OBLIGATIONS OF LESSOR PURSUANT TO THIS LEASE. EXCEPT AS SET FORTH IN
SCHEDULE 5 OR IN SECTION 5 HEREOF, LESSOR MAKES NO WARRANTY, WHETHER EXPRESS,
                 ---------
IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE, OR THE LOCAL ACCESS, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY LESSOR ARE HEREBY EXCLUDED AND DISCLAIMED. SEE SCHEDULE 5 WHERE INDUSTRY STANDARDS ARE DETAILED.

           9.  TERMINATION LIABILITY: Except as set forth in Section 3 above, if
                                                             ---------
Lessee cancels any Service Order (or any Service covered thereby) during its Service Order Term, a termination liability equal to the lesser of six months of the Aggregate Monthly Charges or the full amount of the Aggregate Monthly Charges applicable to the remainder of the Service Order Term for such Service Order (or for such Service covered thereby) shall be immediately due, owing and payable without demand by Lessee.

           10. FORCE MAJEURE:

               10A. Except as provided in Section 10B below, Lessor shall not
                                          -----------
be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States Government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority; national emergencies; insurrections, riots, or wars; or strikes, lockouts, work stoppages or other labor disputes or difficulties.

               10B. If such failure of performance shall be on the part of Lessor and shall be for: (i) thirty (30) days or less, then this Lease shall remain in effect with no liability for either party and no charge to Lessee for the period of such failure of performance; and (ii) more than thirty (30) days, then this Lease shall be canceled with no liability on the part of either Lessor or Lessee.

          11. LIMITATIONS OF SERVICE: Notwithstanding any other provision of this Lease, this Lease applies only to Service provided to Lessee, and shall not apply to offerings by Lessee of services to Lessee's customers. The provision of Service by Lessor as set forth in this Lease does not constitute a joint undertaking with Lessee for the furnishing of any service to customers of Lessee. Whenever Service provided by Lessor under this Lease is connected to facilities provided by another person or entity, the regulations, terms and charges of such other person or entity shall apply for the facilities provided by such other person or entity. Services provided to Lessee under this Lease may be connected to other facilities of Lessee between certain locations and thereby constitute a portion of end-to-end service furnished by Lessee to its customers. Lessor does not undertake to transmit messages, or to offer any telecommunications services to any person or entity other than Lessee, under the Lease.

          12. INTER-CARRIER LEASE: Lessor and Lessee agree that this Lease, to the extent it is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211(a) of the Communications Act of 1934 (47 U.S.C. (S) 211(a)) as implemented in 47 C.F.R.
(S) 43.51.

          13. TRADE NAMES: Neither Lessee or Lessor shall, without the other party's prior written consent: (i) use the other party's name in promotional, advertising or other materials, or (ii) use the other party's logos, trade marks, capacity marks, or any variations thereof in any of its promotional, advertising or other materials.

          14.  ADDITIONAL PROVISIONS:

               14A. Nothing in this Lease shall be deemed to create any relationship between Lessor and Lessee other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Lease. Neither of the parties hereto shall be deemed or construed, by virtue of this Lease, to be the agent, employee, representative, partner, or joint venturer of the other. Neither party is authorized, by virtue of this Lease, to represent the other party for any purpose whatsoever without the prior written consent of the other party.

               14B. In connection with the matters provided for in this Lease, each party hereto shall comply with all applicable laws and regulations, including, but not limited to, the Communications Act of 1934, as amended, and the policies, rules and regulations of the FCC.

               14C. Neither the waiver by either of the parties hereto of a breach or a default under any of the provisions of this Lease, nor the failure of either of the parties, on one or more occasions, to enforce any of the provisions of this Lease or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

               14D. Lessee hereby agrees to indemnify, defend and hold harmless Lessor and its affiliates, and their respective employees, officers, directors and agents (collectively, "Lessor Indemnified Persons") from and against and in respect of all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and attorneys' fees and disbursements (collectively, "Claims"), to the extent any such Claim is asserted by any third party, person or entity, against, resulting to, imposed upon or incurred by the Lessor Indemnified Person, directly or indirectly, by reason of or resulting from any misrepresentation or noncompliance with any covenant, condition or other agreement, given or made by Lessee in or pursuant to this Lease.

               14E. In the event suit is brought or an attorney is retained by any party to this Lease to enforce the terms of this Lease or to collect money due hereunder, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorney fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

               14F. For purposes of Sections 8 and 11, the term "Lessor" shall
                                    ----------     --
be deemed to include Lessor and (i) any person or entity (including any partner, stockholder, director, officer, employee or agent of Lessor) assisting Lessor in its performance pursuant to this Lease and (ii) in the event that a "Provider" other than Interstate FiberNet is designated in the applicable Service Order, Interstate FiberNet, as agent for such designated Provider. For purposes of Sections 10, 13, 14D and 14E, the term "Lessor" shall also be deemed to include
-----------  --  ---     ---
Interstate FiberNet in the event that a "Provider" other than Interstate FiberNet is designated in the applicable Service Order.

               14G. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither party may shall not assign or transfer its rights or
--------  -------
obligations under this Lease without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

               14H. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Lease shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier) to the person whose name and business address appears under each party's signature line on page 2 of this Lease. Each party may designate by notice in writing a new person and/or address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile) the confirmation being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          14I. If the Service is provided solely within a single state in a manner which subjects the Service to regulation by any state, then the terms and conditions of the Service and of this Lease shall be subject to such regulations and to any addendum to this Lease relating thereto which is executed by Lessor and Lessee.

          14J. The Service provided by Lessor as set forth in each separate Service Order attached hereto is severable, and upon termination of the Service with respect to any Service Order (upon expiration of the Service Order Term thereof or pursuant to the provisions of Sections 3B, 3C, 4, or 9 hereof), the
                                         -----------  --  -     -
Service with respect to other Service Orders shall continue unaffected.

          14K.  This Lease (including all Service Orders and Schedule 1 hereto)
                                                             ----------
constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. The terms of this Lease may only be amended or modified by an instrument in writing executed by the parties hereto.

          14L. If any part of any provision of this Lease or any other agreement, document or writing given pursuant to or in connection with this Lease shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Lease and the parties hereby agree to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

          14M. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Lease against either of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Lease shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

          14N. This Lease, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Georgia (but not including the choice of law rules thereof).

          14O. The terms and provisions contained in this Lease that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Lease, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

          14P. Section and subsection headings contained in this Lease are inserted for convenience of reference only, shall not be deemed to be a part of this Lease for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity may require.

          14Q. Customer appoints Alecia D. Green as its "Contract Administrator." IFN appoints Doug Shumate as its "Contract Administrator."

                                                                      Schedule 1

                                 SERVICE ORDER


Master Capacity Lease No.:             Date of Master Capacity Lease:
                          -----------                                 ---------
The following order for service on the specified terms and conditions herein is made by the undersigned Lessee pursuant to the Master Capacity Lease referred to above ("Master Capacity Lease").

Date:
      ----------------------------------

Provider:
         --------------------------------

(If no other "Provider" is named, Interstate FiberNet shall be the Provider of Service for purposes of this Service Order.)

PON:
     ----------------------

I.      CAPACITY.   Under this Lease, Lessor will provide the following capacity
        --------
and ancillary services between its Points of Presence in the following cities:


                                Capacity                       Requested Service
City A          City Z          Description     Quantity            Date
------          ------          -----------     --------            ----






II.     SERVICE CHARGES
        ---------------

        A.      Aggregate Monthly Charges:    $        per month
                                               -------
                (of which amount, $         are charges for capacity and
                                   --------
                $        are charges for ancillary services)
                 -------

        B.      Non-Recurring Charges:        $
                                               -------

      C.  Discounts Applicable?    Yes            No
                                      -----         -----
          If yes, the applicable discounts are set forth on Schedule 1.
                                                            ----------


      D.  Monthly Minimums Applicable?    Yes          No
                                             -----       -----
          If yes, the applicable monthly minimum charges are set forth on
          Schedule 1.
          ----------




III.  TERMS OF PAYMENT.  Monthly in advance, on the first day of each month, as
      ----------------
more fully described in the Master Capacity Lease. Any payment not received on or before the required payment date as specified in the Master Capacity Lease shall be subject to a late payment charge, also specified therein.


IV.   SERVICE ORDER TERM.        years (or     months) from the Service Date.
      ------------------  ------           ---

V.  BASIC AGREEMENT.  This Service Order is hereby incorporated in its entirety
    ---------------
into the Master Capacity Lease, and is hereby executed by the respective parties hereto as of _________, 1996.

                                            LESSEE:


                                            -----------------------------------


                                            By: /s/ Gowton Achaibar
                                               --------------------------------
                                            Name:  Gowton Achaibar
                                            Title: V.P. Engineering


                                            LESSOR:


                                            INTERSTATE FIBERNET

If this block is executed by Interstate
FiberNet, Interstate FiberNet shall be      By:
the Provider of Service                        --------------------------------
                                            Name:
                                            Title:


If this block is executed by Interstate     -----------------------------------
FiberNet, the Provider of Service shall     PROVIDER
be the party so designated in this
Service Order, and Interstate FiberNet      By: INTERSTATE FIBERNET
shall be acting on behalf of such Provider,      AGENT
as agent.
                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                                    Schedule 2
                                                                    ----------

                        Discounts and Minimums Charges
                        ------------------------------

1.  Discounts:

    Prepayment Discount. Each Lessee agrees that it must pay for all Service
    -------------------
rendered to it under this Lease, in advance, by the first day of each month during the term hereof. Payments received by Lessor by the first day of the month shall be subject to a 2% discount off the aggregate Monthly Charges for such month.

    Volume Discounts. A volume discount ("Volume Discount") shall apply to all
    ----------------
Aggregate Monthly Charges owed under this Lease from the first dollar billed for such month pursuant to the following Volume Discount schedule once the following volume levels for services ordered by Lessee pursuant to this Lease or any other agreement with IFN or Eastern Telecom d/b/a InterQuest ("InterQuest") are met:

 Aggregate Charges and Fees Billed                 Volume Discounts
     Pursuant to any Agreement                   on Aggregate Monthly
  (calculated after all applicable                  Charges Billed
             discounts                             Under this Lease
   other than the Volume Discount
-------------------------------------   ----------------------------------------

                                     Volume Discount        Charges Billed
                                     ---------------        ---------------
         $100,000                         1% of               $0-$150,000
         $150,000                         2% of               $0-$250,000
         $250,000                         3% of              ALL AGGREGATE
                                                                CHARGES

   Amounts billed to the Lessee by IFN or InterQuest pursuant to agreements other than this Lease for services provided by IFN or InterQuest to the Lessee including, without limitation, Operator, SS7, and Directory Assistance Services, shall be included in calculating the applicable Volume Discount level attained by the Lessee for purposes of calculating the Volume Discount applicable to the Aggregate Monthly Charges owed under this Lease, but the Volume Discount shall not apply to any amounts that are billed pursuant to agreement other than this Lease. (Example: if the aggregate charges and fees billed to the Lessee for January pursuant to all agreements with IFN or InterQuest and this Lease are $400,000 and the Aggregate Monthly Charges for January under this Lease are $210,000, then Lessee would be entitled to a 3% discount on the $210,000.

   Free Month Promotion. For on-net circuits, Lessee shall receive a credit
   --------------------
equal to a free month in the 12th, 24th, and 36 month for DS-1, fractional DS-3, DS-3, DS-3 circuits. OC Service and services other than DS-1, fractional DS-3 and DS-3 Services shall not be eligible for the free month promotion. No free month will be provided for an on-net circuit that is in service less than eleven (11) months.

   Fractional DS-3 Discount. A Fractional DS-3 discount shall apply to multiple
   ------------------------
on-net DS-ls serving the same InterLATA A to A City Pairs as follows:


      Number of DS-ls to Same             Discount Off Standard
      InterLATA A to A Pairs        InterLATA A to A City DS-1 Charge
      ----------------------        ---------------------------------
                 3-6                              15%
                 7-10                             22%
             11 or more                           30%

   A Fractional DS-3 discount shall apply to multiple on-net DS-ls serving the same IntraLATA A to B City Pairs as follows:


      Number of DS-1s is to Same          Discount Off Standard
     IntraLATA A to B City Pairs    IntraLATA A to B City DS-1 Charge
     ---------------------------    ---------------------------------
                3-6                               25%
                7-10                              32%
            11 or more                            40%

   Network DS-Ramp up Incentive. For ON NET city pairs where Lessee requires
   ----------------------------
eight or more DS-ls between the same city pairs, Lessee will bill those DS-ls at 1/28th of the DS-3 rate per DS-1 for a maximum period of six months. Cancellation is not permitted during the ramp up period. Beginning with the 7th month from the date the first DS-1 is installed, Lessee agrees to pay the full DS-3 rate and the six month minimum term shall begin for that DS-3.

2. Minimums

   Minimum Commitment.  Lessee agrees to pay Lessor Aggregate Monthly Charges of
   ------------------
not less than $75,000 ("Minimum Commitment"). Such Minimum Commitment is calculated prior to any free month received for a circuit. This Minimum Commitment will not begin until April 1997 (the "Initial Ramp Period":). This Minimum Commitment may be met by billings generated by ON-NET and OFF-NET billings as long as Lessor is the provider (defined as Lessor ordering and billing) of greater than or equal to 95% (measured in dollars) of Lessee's interexchange network requirements. However, in the event that Lessee can obtain a OFF-NET circuit at a price below the price offered by the Lessor under this Agreement, Lessor must (i) meet the lower price, or (ii) allow the Lessee to lower its $75,000 Minimum Commitment by the monthly price of the circuit "purchased" from another vendor. In no case shall the Minimum Commitment be lowered below

$35,000 per month. If the Minimum Commitment is lowered, the Lessee shall still receive the ON-NET pricing detailed on Schedule 4 through the term of this Agreement.

   In the event the Lessor purchases a circuit from another vendor subject to the restrictions above, the Lessor will still be required to purchase 95% (measured in dollars) of the Lessee's remaining interexchange network requirements (excluding the circuits purchased from another vendor) from the Lessor. Example: Lessee purchases a $6,000 circuit from another vendor as a result of the Lessor not agreeing to meet a lower price. Lessee's total interexchange network including the $6,000 circuit equals $80,000 a month. Lessee would be required to buy at least $70,300 of their interexchange network from Lessor (($80,000-6,000) X .95%) = $70,300).

   Other Minimums.   There shall be no minimum Service Order term requirements
   --------------
for DS-1 Service. Each Service Order covering DS-3, or Fractional DS-3 Service shall have a term of at least six months. Each Service Order covering OC Service shall have a term of at least three years. Neither DS-1 nor DS-3 Service shall be subject to circuit minimum lengths.

   Deficiency Charge.  In the event Lessee does not maintain the Minimum
   -----------------
Commitment in the months indicated, then for those month(s) only, Lessee will pay Lessor the difference between the Minimum Commitment for such month(s) and the Aggregate Monthly Charges for such month(s) as described on each Service Order, net of any applicable discounts (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to the Lessee, or immediately in an amount equal to the Minimum Commitment for the unexpired portion of the Initial Term, if (i) Lessee terminates the Lease before the expiration of the Initial Term unless Lessee terminates the Lease pursuant to Section 3A or Section 3B of the Agreement, or (ii) Lessor terminates the Lease pursuant to Section 4 of the Agreement.
                  --------------------------

3. Performance Clause Options.

   A. In the event Lessee experiences delayed network implementation Lessor will extend the Initial Ramp Period and contract period upon written notice by Lessee to IFN and confirmation that Lessor has greater than or equal to 95% (as measured in dollars) of Lessee's interexchange network services.

   B. In the event Lessee experiences a "business slowdown" during the first two years of this term agreement, Lessor will not enforce the MBVC revenue commitment upon receiving written notice from Lessee that they cannot meet the minimum due under the agreement. As condition of this section 3B, Lessor must be the provider of greater than 95% (as measured in dollars) of Lessee's interexchange network services including circuits purchased offnet to effect redundancy in Lessee's network.

4. Restrictions

   Lessee agrees that the services provided by Lessor will be used solely by Lessee and shall not be resold.

                                                                   Schedule 3
                                                                   ----------


                                     On-Net

                        Tier A, Tier B and Other Cities


  Tier A                                       Tier B
  ------                                       ------
  Atlanta, GA *                                West Point, GA *
  Birmingham, AL *                             LaGrange, GA *
  Tuscaloosa, AL                               Newnan, GA *
  Shreveport, LA                               Gainesville, GA
  Monroe, LA                                   Anniston, AL *
  Greenville, SC                               Opelika, AL
  Spartanburg, SC                              Auburn, AL
  Raleigh, NC                                  Gadsden, AL
  Winston-Salem, N                             High Point, NC
  Greensboro, NC                               Vicksburg, MS
  Charlotte, NC                                Carrollton, GA
  Asheville, NC                                Leeds, AL *
  Gulfport, MS                                 Pell City, AL *
  Meridian, MS
  Jackson, MS
  Hattiesburg, MS
                                               Other Cities -
                                               ------------
                                               Columbus, GA *
                                               Huntsville, AL
                                               Athens, GA



* Ring Protected as of 1/1/96

                                                                   Schedule 4
                                                                   ----------


                                Current Pricing
                                ---------------


Tier A to Tier A Cities - ON-NET
--------------------------------

              DS-1 Base Rate  $0.102
              DS-3 Base Rate  $0.0501

Lessee acknowledges and agrees that it shall not be permitted to drop and insert into a Tier B City within a Tier A to Tier A City Service Order.

Tier B to Tier B Cities and Tier A to Tier B Cities - ON-NET
------------------------------------------------------------

Except as set forth below, the base rate for Tier B Cities shall be the RBOC tariffed rate in effect for the applicable Tier B Cities, less 25%, (the "Tier B Rate"); provided, however, if Lessee provides documentation satisfactory to
        --------  -------
Lessor establishing that a DS-1 or DS-3 circuit between two Tier B Cities or from a Tier A City to a Tier B City, of comparable quality and mileage to Lessor's, can be purchased at a rate lower than the applicable Tier B Rate, Lessor will have the option to match such lower rate so long as such lower rate is not less than the Tier A City Base Rate for such DS-1 or DS-3 Service; provided, further, in no event shall Lessor be obligated to meet or beat any
--------  -------
such lower rates.

In the event that a carrier other than Lessor, the RBOC or any Local Exchange Carrier provides fiber optic transport services to a Tier B City to which Lessor is providing Service hereunder, the Lessee shall provide Lessor with the opportunity to meet or beat any price(s) quoted to the Lessee by such carrier for fiber optic transport service to such Tier B City; provided, however, in no
                                                       --------  -------
event shall Lessor be obligated to meet or beat such lower price(s).

With respect to the foregoing two paragraphs, in the event that Lessor does not meet or beat such lower price, the Lessee shall have the right to disconnect any existing circuit(s) to such Tier B City without incurring any termination charge pursuant to Section 9 of this Lease, and, upon such disconnection, Lessor shall
            ---------
deduct from the monthly Minimum Commitment of Lessee, as of the beginning of the next succeeding calendar month, an amount equal to the greater of such lower price or the Tier A City Base Rate for DS-1 or DS-3 Service, as appropriate.

Other City Pair Prices - ON-NET
-------------------------------

          Atlanta, GA to Athens, GA
          Atlanta, GA to Columbus, GA
          Birmigham, AL to Huntsville, AL *
                DS-1/DSO Mile  $0.13
                DS-3/DSO Mile  $0.065

*Upon IFN's installation of a new electronics system from Birmingham to Huntsville.

OC Pricing - ON-NET
-------------------

All OC Service shall be taken by Lessee at the optional level.

OC3 Service for fiber optic facilities 60 or more V&H miles long - $0.04/DSO
Mile.

OC12 Service for fiber optic facilities 60 or more V&H miles long - $0.036/DSO Mile.

Prices for OC3 and OC12 fiber optic facilities less than 60 V&H miles long will be negotiated in good faith by the parties hereto.

Offnet Capacity Pricing
-----------------------

Lessor will provide offnet capacity to Lessee at its direct cost plus 20%. Lessor will provide Lessee the same terms and conditions that Lessor receives on OffNet purchases. Current terms and conditions require a minimum of a 12 month term on all circuits purchased from Sprint and a one month minimum term on the circuits purchased form MCI, WorldCom and AT&T.

Initial Capacity
----------------

For a period of twelve months, Lessor will honor the pricing for the initial capacity detailed on Schedule 6, required of Lessee.
                     ----------

Installation Charges
--------------------

ON-NET - NONE



OFF-NET

Actual installation charges incurred.

All installation charges are one time charges and non-recurring.

                               Tier B City Pricing

                                   POP Data
                                  Birmingham


----------------------                              ----------------------------
    City                                                  Serving Wire Center
----------------------                              ----------------------------
 Birmingham, Alabama                                 NPA-NXX          205-250
 Alabama Power Company                               CLLI        BRHMALMT
   Headquarters                                      V-Coord             7518
 600 North 18 Street                                 H-Cord              2446
                                                     ACTEL       BRHMAL16RA
                                                     LATA                 476
----------------------                              ----------------------------

--------------------------------------------------------------------------------
                         DS-3 Rates                    DS-1 Rates
                V&H       Per DSO    Per Month          Per DSO
  "Z" City      Miles       Mile                          Mile       Per Month
--------------------------------------------------------------------------------
 Gadsden          58      $0.280      $10,913.28         $0.600         $835.20
 Newnan          117      $0.200      $15,724.80         $0.600       $1,684.80
 La Grange       108      $0.200      $14,515.20         $0.600       $1,555.20
 West Point      105      $0.300      $21,168.00         $0.600      $$1,512.00
 Opelika         102      $0.159      $10,898.50         $0.400         $979.20
 *Gainesville    180      $0.150      $18,144.00         $0.400       $1,728.00
 Auburn           99      $0.300      $19,958.40         $0.600       $1,425.60
 Pell City        31      $0.300       $6,249.60         $0.600         $446.40
 Leeds            16      $0.300       $3,225.60         $0.600         $230.40
 Anniston         58      $0.105       $4,092.48         $0.180         $250.56
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Special Services
--------------------------------------------------------------------------------

                                                                       Monthly
          Service                                   Non-Recurring     Recurring
--------------------------------------------------------------------------------
DS-3 DACS (where available) per port per month        $100.00          $400.00
*Interconnection Fee                  per DS-3                         $600.00
                                      per DS-1                          $90.00
Drop & Insert Service per location per month          $400.00          $800.00
--------------------------------------------------------------------------------

Effective date January 1, 1996

                              TIER B CITY PRICING

                                   POP DATA
                                    JACKSON



-----------------------------------          -----------------------------------
               City                                    Serving Wire Center
-----------------------------------          -----------------------------------
 Jackson, Mississippi                         NPA-NXX                   601-352
 248 East Capitol, Suite 939                  CLLI                JCSNMSCP
 Trustmark Building                           V-Coord                      8035
                                              H-Cord                       2879
                                              ACTEL               JCSNMS58WLF
                                              LATA                          482
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DS-3 Rates                    DS-1 Rates
               V&H        Per DSO      Per Month        Per DSO
  "Z" City     Miles       Mile                          Mile         Per Month
--------------------------------------------------------------------------------
 Vicksburg      40         $0.300        $8,064.00      $0.600          $576.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Special Services
--------------------------------------------------------------------------------
                                                                     Monthly
               Service                            Non-Recurring     Recurring
--------------------------------------------------------------------------------
 DS-3 DACS (where available) per port per month           $100.00       $400.00
 *Interconnection Fee                  per DS-3                         $600.00
                                       per DS-1                          $90.00
 Drop & Insert Service per location per month             $400.00       $800.00
--------------------------------------------------------------------------------

Effective date January 1, 1996

                              TIER B CITY PRICING

                                   POP DATA
                                    ATLANTA


-----------------------------------          -----------------------------------
               City                                 Serving Wire Center
-----------------------------------          -----------------------------------
 Atlanta, Georgia                             NPA-NXX                   404-221
 Suite 300                                    CLLI                ATLNGACS
 55 Park Place                                V-Coord                      7259
                                              H-Cord                       2085
                                              ACTEL               ATLNGAPKWA1
                                              LATA                          438
-----------------------------------          -----------------------------------

--------------------------------------------------------------------------------
                         DS-3 Rates                    DS-1 Rates
               V & H      Per DSO      Per Month        Per DSO
  "Z" City     Miles       Mile                          Mile         Per Month
--------------------------------------------------------------------------------
 Anniston       84         $0.105        $5,927.04      $0.180          $362.88
 Gadsden        95         $0.200       $12,768.00      $0.400          $912.00
 Newman         36         $0.300        $7,257.60      $0.400          $345.60
 LaGrange       62         $0.277       $11,540.93      $0.600          $892.80
 West Point     76         $0.300       $15,321.60      $0.600        $1,094.40
 Opelika        96         $0.169       $10,902.53      $0.420          $967.68
 *Gainesville   50         $0.287        $9,643.20      $0.600          $720.00
 Pell City     110         $0.160       $11,827.20      $0.600        $1,584.00
 Leeds         125         $0.140       $11,760.00      $0.600        $1,800.00
 Auburn        101         $0.300       $20,361.60      $0.600        $1,454.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Special Services
--------------------------------------------------------------------------------
                                                                     Monthly
               Service                            Non-Recurring     Recurring
--------------------------------------------------------------------------------
 DS-3 DACS (where available) per port per month           $100.00       $400.00
 *Interconnection Fee                  per DS-3                         $600.00
                                       per DS-1                          $90.00
 Drop & Insert Service per location per month             $400.00       $800.00
--------------------------------------------------------------------------------

Effective date January 1, 1996

                                                                      Schedule 5

IFN warrants that the service to be provided under this Agreement will be in compliance with prevailing industry standards and with the following technical specifications (collectively, the "Standards").

1.       Availability Requirements:

   .  DS-3's     99.99% of the time
   .  DS-1's     99.97% of the time

2.       Background bit/error rate ratio:

   .  DS-3's     1 x 10-/9/
   .  DS-1's     1 x 10-/9/

3.       Frame Format:

   .  Frame formats must be transparent to all framing

4.       Error Free Seconds:

   .  99.9% of the time

5.       Test Periods:

   .  DS-3's     At least 72 hours advance notice
   .  DS-1's     At least 24 hours advance notice

5.       Maximum delay on the circuit:

   .  1 millisecond per 125 miles

                                                                      Schedule 6
                                                                      ----------
          INITIAL QUOTE
$75,000 COMMITMENT LEVEL
DS3 City Pair
-------------

A Location          Z Location         Vendor 1     Vender 2     On Net     Off Net     Billed Price     Price per DS-0
-------------------------------------------------------------------------------------------------------------------------
SWITCH SITE:        BIRMINGHAM

BIRMINGHAM LATA
-------------------------------------------------------------------------------------------------------------------------
Birmingham          Anniston              IFN                                            $4,092.00           $.1050
-------------------------------------------------------------------------------------------------------------------------
Anniston            Gadsden               IFN                                            $2,177.28           $.1200
-------------------------------------------------------------------------------------------------------------------------
Birmingham          Tuscaloosa            IFN                                            $1,649.69           $.0501
-------------------------------------------------------------------------------------------------------------------------
Tuscaloosa          Meridan, MS           IFN                                            $2,962.71           $.0501
-------------------------------------------------------------------------------------------------------------------------

HUNTSVILLE LATA
-------------------------------------------------------------------------------------------------------------------------
Birmingham          Huntsville         Delta/IFN
-------------------------------------------------------------------------------------------------------------------------
Birmingham          Huntsville                        MCI
-------------------------------------------------------------------------------------------------------------------------
Huntsville          Florence              MCI
-------------------------------------------------------------------------------------------------------------------------

MONTGOMERY LATA
-------------------------------------------------------------------------------------------------------------------------
Birmingham          Montgomery            ATT
-------------------------------------------------------------------------------------------------------------------------
Birmingham          Montgomery                       Sprint
-------------------------------------------------------------------------------------------------------------------------
Montgomery          Dothan             Delta/IFN
-------------------------------------------------------------------------------------------------------------------------

SWITCH SITE:        MEMPHIS

JACKSON, MS LATA
-------------------------------------------------------------------------------------------------------------------------
Memphis             Jackson, MS           ATT
-------------------------------------------------------------------------------------------------------------------------
Memphis             Jackson, MS                       MCI
-------------------------------------------------------------------------------------------------------------------------
Jackson, MS         Meridian              IFN                                            $3,163.77           $.0535
-------------------------------------------------------------------------------------------------------------------------
Memphis             Tupelo                ATT
-------------------------------------------------------------------------------------------------------------------------

SWITCH SITE:        JACKSONVILLE

GAINESVILLE LATA
-------------------------------------------------------------------------------------------------------------------------
Jacksonville        Gainesville           MCI
-------------------------------------------------------------------------------------------------------------------------

TALLAHASSEE LATA
-------------------------------------------------------------------------------------------------------------------------
Jacksonville        Tallahassee           MCI
-------------------------------------------------------------------------------------------------------------------------
                                                      ATT
-------------------------------------------------------------------------------------------------------------------------

PANAMA CITY LATA
-------------------------------------------------------------------------------------------------------------------------
Tallahassee         Panama City           ATT
-------------------------------------------------------------------------------------------------------------------------
Tallahassee         Chipley               MCI
-------------------------------------------------------------------------------------------------------------------------

                    After Impact of     After Impact of
                      Free Month          Free Month
                    Effective Price     Price Per DS-0      Mileage
-------------------------------------------------------------------
SWITCH SITE:

BIRMINGHAM LATA
--------------------------------------------------------------------
Birmingham             $3,751.13            $.0962             58
--------------------------------------------------------------------
Anniston               $1,995.91            $.1100             27
--------------------------------------------------------------------
Birmingham             $1,512.27            $.0459             49
--------------------------------------------------------------------
Tuscaloosa             $2,714.34            $.0459             88
--------------------------------------------------------------------

HUNTSVILLE LATA
--------------------------------------------------------------------
Birmingham             $3,712.80            $ .065             85
--------------------------------------------------------------------
Birmingham             $3,338.08            $.0584             85
--------------------------------------------------------------------
Huntsville             $2,513.38            $.0584             64
--------------------------------------------------------------------

MONTGOMERY LATA
--------------------------------------------------------------------
Birmingham             $4,551.97            $.0806             84
--------------------------------------------------------------------
Birmingham             $7,499.54            $.1328             84
--------------------------------------------------------------------
Montgomery            $23,940.00-(2)        $.3750             95
--------------------------------------------------------------------

SWITCH SITE:

JACKSON, MS LATA
--------------------------------------------------------------------
Memphis               $10,567.06            $.0806            195
--------------------------------------------------------------------
Memphis                  N/A                 N/A              195
--------------------------------------------------------------------
Jackson, MS           $2,900.22            $.04904             88
--------------------------------------------------------------------
Memphis               $5,256.43             $.0806             97
--------------------------------------------------------------------

SWITCH SITE:

GAINESVILLE LATA
--------------------------------------------------------------------
Jacksonville           $2,552.66            $.0584             65
--------------------------------------------------------------------

TALLAHASSEE LATA
--------------------------------------------------------------------
Jacksonville           $6,165.64            $.0584            157
--------------------------------------------------------------------
                       $8,507.84            $.0806            157
--------------------------------------------------------------------

PANAMA CITY LATA
--------------------------------------------------------------------
Tallahassee            $4,497.78            $.0806             83
--------------------------------------------------------------------
Tallahassee               TBD                 TBD              80
--------------------------------------------------------------------

(1) Upon the successful transfer of the excess DeltaCom Network to IFN the Pricing on this circuit will convert to $19,152 per month.

                                                                         Page 27